UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 13, 2021

Dell Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dell Way
Round Rock, Texas	78682
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 289-3355

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, par value $0.01 per share	DELL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Issuance of Senior Notes

On December 13, 2021, two wholly-owned subsidiaries of Dell Technologies Inc. (the “Company”), Dell International L.L.C. and EMC Corporation (together, the “Issuers”), closed their previously announced offering (the “Offering”) of $1,000,000,000 aggregate principal amount of the Issuers’ 3.375% Senior Notes due 2041 (the “2041 Notes”) and $1,250,000,000 aggregate principal amount of the Issuers’ 3.450% Senior Notes due 2051 (the “2051 Notes” and, together with the 2041 Notes, the “Notes”). The Offering was made in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in the United States only to persons reasonably believed to be “qualified institutional buyers,” as that term is defined in Rule 144A under the Securities Act, or outside the United States pursuant to Regulation S under the Securities Act.

The Notes were issued pursuant to a Base Indenture, dated as of December 13, 2021 (the “Base Indenture”), among the Issuers, the Guarantors (as defined below) and The Bank of New York Mellon Trust Company, N.A., as trustee (in such capacity, the “Trustee”), as supplemented, (i) with respect to the 2041 Notes, by the 2041 Notes Supplemental Indenture No. 1 (the “2041 Notes Supplemental Indenture”), dated as of December 13, 2021, among the Issuers, the Guarantors and the Trustee, and (ii) with respect to the 2051 Notes, by the 2051 Notes Supplemental Indenture No. 1 (the “2051 Notes Supplemental Indenture” and, together with the Base Indenture and the 2041 Notes Supplemental Indenture, the “Indenture”), dated as of December 13, 2021, among the Issuers, the Guarantors and the Trustee.

The Notes are senior unsecured obligations of the Issuers and rank equal in right of payment with all of the Issuers’ existing and future senior indebtedness and senior in right of payment to all of the Issuers’ existing and future subordinated indebtedness. The Notes are guaranteed on a joint and several unsecured basis by the Company, Denali Intermediate, Inc. (“Denali Intermediate”) and Dell Inc. (“Dell” and, together with Denali Intermediate and the Company, the “Guarantors”), each a wholly-owned subsidiary of the Company. Such note guarantees rank equal in right of payment with all existing and future senior indebtedness of the Guarantors and senior in right of payment to all future subordinated indebtedness of the Guarantors. The Notes and the note guarantees are structurally subordinated to all of the existing and future indebtedness and other liabilities of any existing and future subsidiaries of the Company that do not guarantee the Notes.

Interest on each series of the Notes begins accruing on December 13, 2021, the issue date of the Notes. Interest on the 2041 Notes accrues at a rate of 3.375% per year, payable semi-annually in arrears on June 15 and December 15 of each year, commencing on June 15, 2022. Interest on the 2051 Notes accrues at a rate of 3.450% per year, payable semi-annually in arrears on June 15 and December 15 of each year, commencing on June 15, 2022. The 2041 Notes mature on December 15, 2041 and the 2051 Notes mature on December 15, 2051.

Prior to (i) June 15, 2041 (the date six months prior to the maturity of the 2041 Notes), in the case of the 2041 Notes, and (ii) on June 15, 2051 (the date six months prior to the maturity of the 2051 Notes), in the case of the 2051 Notes, the Issuers may, on any one or more occasions, redeem some or all of the Notes of such series at a “make-whole” premium, plus accrued and unpaid interest to the redemption date.

On or after (i) June 15, 2041, in the case of the 2041 Notes, and (ii) June 15, 2051, in the case of the 2051 Notes, the Issuers may, on any one or more occasions, redeem some or all of the Notes of such series at a price equal to 100% of the aggregate principal amount of the Notes of such series to be redeemed, plus accrued and unpaid interest to the redemption date.

If a change of control triggering event occurs, the holders of the Notes may require the Issuers to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest to the repurchase date.

The Indenture contains covenants that impose limitations on, among other things, creating liens on certain assets to secure debt; consolidating, merging, selling or otherwise disposing of all or substantially all assets; and entering into sale and leaseback transactions. The Indenture also contains customary events of default and covenants for an issuer of investment grade debt securities.

In addition, on December 13, 2021, the Issuers and the Guarantors entered into the registration rights agreement (the “Registration Rights Agreement”) with the initial purchasers of the Notes in connection with the Offering, pursuant to which the Issuers and the Guarantors have agreed to use commercially reasonable efforts to register notes having substantially identical terms as the Notes with the Securities and Exchange Commission (the “SEC”) as part of an offer to exchange such registered notes for the Notes. The Issuers and the Guarantors are obligated to pay additional interest on the Notes if they fail to consummate such an exchange offer within two years after the issue date of the Notes.

The foregoing summaries of the Base Indenture, the 2041 Notes Supplemental Indenture, the 2051 Notes Supplemental Indenture and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of such documents filed as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K (including the forms of Notes included therein and filed as Exhibits 4.5 and 4.6 hereto), which documents are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following documents are herewith filed as exhibits to this report:

Exhibit No.	Exhibit Description

4.1	Base Indenture, dated as of December 13, 2021, among Dell International L.L.C, EMC Corporation, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.2	2041 Notes Supplemental Indenture No. 1, dated as of December 13, 2021, among Dell International L.L.C, EMC Corporation, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.3	2051 Notes Supplemental Indenture No. 1, dated as of December 13, 2021, among Dell International L.L.C, EMC Corporation, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee

4.4	Registration Rights Agreement, dated as of December 13, 2021, among Dell International L.L.C, EMC Corporation, the guarantors party thereto and BofA Securities, Inc., Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Wells Fargo Securities LLC, as the representatives for the initial purchasers

4.5	Form of Global Note for 3.375% Senior Notes due 2041 (included in Exhibit 4.2)

4.6	Form of Global Note for 3.340% Senior Notes due 2051 (included in Exhibit 4.3)

104	Cover Page Interactive Data File — the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2021	Dell Technologies Inc.

	By:	/s/ Robert Potts
Robert Potts
Senior Vice President and Assistant Secretary
(Duly Authorized Officer)